Exhibit 99.4
(b) Pro Forma Financial Information
Unaudited Pro Forma Consolidated Financial Information
HERSHA HOSPITALITY TRUST
Pro Forma Consolidated Balance Sheet
As of June 30, 2006
(Unaudited, Dollar Amounts in Thousands Except per Share Data)
     The accompanying unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006 is presented as if the acquisition of the remaining two-thirds interest owned by our joint venture partner in the Hampton Inn, Chelsea occurred on June 30, 2006.
     This pro forma consolidated statement should be read in conjunction with the Hersha and the HT/CNL Metro Hotels LLC historical financial statements and notes thereto included elsewhere in this Form 8-K. In management’s opinion, adjustments necessary to reflect the effects of the acquisition of our joint venture partner’s interest in the Hampton Inn, Chelsea have been made based on management’s best estimate.
     The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of Hersha would have been assuming such acquisition had been completed as of June 30, 2006, nor is it indicative of future financial positions of Hersha.

	(A)	(B)
		Hampton Inn
	Historical	Chelsea		Pro Forma
Assets:
Investment in Hotel Properties, net	$488,195	$44,701		$532,896
Investment in Unconsolidated Joint Ventures	55,370	(4,242)	(B)	51,128
Development Loans Receivable from Related Parties	32,016	—		32,016
Cash and Cash Equivalents	4,846	1,701		6,547
Other Assets	67,726	818		68,544

Total Assets	$648,153	$42,978		$691,131

Liabilities and Shareholders’ Equity:
Line of Credit	$32,034	$26,599		58,633
Mortgages Payable	343,109	15,630		358,739
Due to Related Parties	4,881	—		4,881
Other Liabilities	28,599	749		29,348

Total Liabilities	408,623	42,978		451,601

Minority Interest:
Common Units	26,379	—		26,379
Interest in Consolidated Joint Ventures	2,955	—		2,955

Total Minority Interest	29,334	—		29,334

Shareholders’ Equity:	210,196	—		210,196

Total Liabilities and Shareholders’ Equity	$648,153	$42,978		$691,131

HERSHA HOSPITALITY TRUST
Notes and Management’s Assumptions to the
Pro Forma Consolidated Balance Sheet
As of June 30, 2006
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents the unaudited Consolidated Balance Sheet of Hersha as of June 30, 2006 as filed on Form 10-Q. This balance sheet includes the acquisitions of Residence Inn, Tyson’s Corner and the KW Portfolio, as they occurred prior to June 30, 2006.

(B)	Represents the acquisition of our joint venture partners interest in the Hampton Inn, Chelsea as if it had occurred on June 30, 2006. We currently own a 33.333% interest in the Hampton Inn, Chelsea and have entered into a purchase and sale agreement to acquire the remaining 66.667% interest from our joint venture partner. The source of funding for the proposed acquisition is from borrowings under our line of credit and mortgages assumed as follows:

Hampton Inn
Chelsea
Line of credit	$26,599
Mortgage payable assumed	15,630
Less:
Hersha current interest in mortgage assumed	(5,210)

$37,019

The following table represents the effect of the acquisition of our joint venture partners interest, resulting in the consolidation of the Hampton Inn Chelsea:

Hampton
Inn Chelsea
Land	$4,780
Building	35,199
Furniture and Fixtures	4,722

Investment in Hotel Properties	44,701

Cash and Cash Equivalents	1,701
Hotel Accounts Receivable	347
Escrow Deposits	78
Deferred Costs	35
Other Assets	389

Total Assets Acquired	47,251

Line of Credit	(26,599)*
Mortgage Payable	(15,630)
Capital Lease Payable	(229)
Due to related party	(31)
Accounts Payable and Accrued Expenses	(520)

Total Liabilities Acquired/Assumed	(43,009)

Company’s Investment in Unconsolidated Joint Venture	$4,242

*	indicates new draws on the line of credit necessary to complete the acquisition of our joint venture partners interest in the Hampton Inn, Chelsea.

HERSHA HOSPITALITY TRUST
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)
     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 is presented as if the acquisition of our interest in the Residence Inn, Tyson’s Corner; the KW Portfolio; and the remaining two-thirds interest in the Hampton Inn, Chelsea had been consummated and as of January 1, 2005.
     This pro forma consolidated statement should be read in conjunction with the Hersha audited financial statements for the year ended December 31, 2005 included in our Annual Report on Form 10-K, as amended; and the TCVA Realty, LLC; the KW Hotel Group; and the HT/CNL Metro Hotels LLC audited financial statements for the year ended December 31, 2005 and notes thereto included elsewhere in this Form 8-K. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on management’s best estimate.
     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such acquisition had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods.

	For the Year Ended December 31, 2005
	(A)	(B)	(B)	(B)
		Residence Inn		Hampton Inn
	Historical	Tyson’s Corner	KW Portfolio	Chelsea		Combined	Adjustments		Pro Forma
Revenue:
Hotel Operating Revenues	$80,899	$4,019	$7,558	$8,013		$100,489	$—		$100,489

Total Revenue	80,899	4,019	7,558	8,013		100,489	—		100,489
Operating Expenses:
Hotel Operating Expenses	49,783	2,204	4,837	3,788		60,612	—		60,612
Land Lease	433	—	—	—		433	—		433
Real Estate and Personal Property Taxes and Property Insurance	4,346	170	336	608		5,460	—		5,460
General and Administrative	4,992	—	—	25	(2)	5,017	—		5,017
Unrecognized Gain on Derivative	(13)	—	—	—		(13)	—		(13)
Depreciation and Amortization	10,600	435	1,038	1,041	(1)	13,114	1,253	(C)	14,367

Total Operating Expenses	70,141	2,809	6,211	5,462		84,623	1,253		85,876

Operating Income (Loss)	10,758	1,210	1,347	2,551		15,866	(1,253)		14,613

Interest Income	359	—	—	—		359	—		359
Interest Income — Secured Loans Related Party	4,046	—	—	—		4,046	—		4,046
Interest Income — Secured Loans	137	—	—	—		137	—		137
Other Revenue	520	—	—	—		520	—		520
Interest Expense	(14,094)	(642)	(1,141)	(1,170)	(1)	(17,047)	(2,888)	(D)	(19,935)

Income (Loss) from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	1,726	568	206	1,381		3,881	(4,141)		(260)
Income from Unconsolidated Joint Venture Investments	457	—	—	—		457	(506)	(E)	(49)

Income (Loss) from continuing operations before distributions to preferred unit holders and minority interests	2,183	568	206	1,381		4,338	(4,647)		(309)
Loss Allocated to Minority Interest in Continuing Operations	—	—	—	—		—	(306)	(F)	(306)

Income (Loss) from Continuing Operations	2,183	568	206	1,381		$4,338	$(4,341)		$(3)

Preferred Distributions	1,920	—	—	—		1,920	—		1,920

Income (Loss) from Continuing Operations applicable to Common Shareholders	$263	$568	$206	$1,381		$2,418	$(4,341)		$(1,923)

Earnings Per Share from Continuing Operations applicable to Common Shareholders
Basic	$0.01								$(0.09)

Diluted	$0.01								$(0.09)

Weighted Average Common Shares Outstanding
Basic	20,293,554								20,293,554
Diluted	20,335,181								20,335,181

(1)	The amortization of loan costs is included in the interest expense line item for this pro forma consolidated statement, while included in amortization expense per the Consolidated Statements of Operations for HT/CNL Metro Hotels LLC in Exhibit 99.3.

(2)	The income tax expense presented in the Consolidated Statements of Operations for HT/CNL Metro Hotels LLC in Exhibit 99.3 is included in the General and Administrative line item per this pro forma consolidated statement.

HERSHA HOSPITALITY TRUST
Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s Consolidated Statement of Operations for the year ended December 31, 2005 as filed in our Annual Report on Form 10-K, as amended, excluding discontinued operations.

(B)	Represents the historical statement of operations for the Residence Inn, Tyson’s Corner; the KW Portfolio; and the Hampton Inn, Chelsea for the year ended December 31, 2005 included elsewhere in this Form 8-K, included in the financial statements of TCVA Realty, LLC; KW Hotel Group; and HT/CNL Metro Hotels LLC.

(C)	Represents the adjustment to reflect the estimated depreciation on property of the Residence Inn, Tyson’s Corner; the KW Portfolio; and the Hampton Inn, Chelsea after the allocation of purchase price, net of the amounts recorded for depreciation in the historical statement of operations. Depreciation and amortization are computed using the straight-line method and are based upon the estimated useful life of the asset.

The purchase price amounts used in these pro forma statements are subject to change, and allocation adjustments made to the fixed asset captions could result in a change in depreciation expense made in future financial statement filings.

We acquired a 100% interest in the Residence Inn, Tyson’s Corner. The purchase price allocated to the property of the Residence Inn, Tyson’s Corner represents the fair value of the property. The pro forma adjustment reflects the depreciation expense incurred on the fair value of the property in excess of the depreciation included in the historical statement of operations for the Residence Inn Tyson’s Corner and is as follows:

			Depreciation
Assets Acquired	Fair Value	Life	Expense
Land	$11,233	N/A	$—
Building and Improvements	7,306	40	183
FF&E	1,390	5	278

Total			461
Less: Residence Inn, Tyson’s Corner historical depreciation			(422)

Pro Forma Adjustment			$39

We acquired a 100% interest in the KW Portfolio. The purchase price allocated to the property of the KW Portfolio represents fair value of the property. The pro forma adjustment reflects the depreciation expense incurred on the fair value of the property in excess of the depreciation included in the historical statement of operations for the KW Portfolio and is as follows:

			Depreciation
Assets Acquired	Fair Value	Life	Expense
Land	$4,708	N/A	$—
Building and Improvements	22,862	40	572
FF&E	3,918	5	783

Total			1,355
Less: KW Portfolio historical depreciation			(930)

Pro Forma Adjustment			$425

We intend to acquire the remaining 66.667% interest in the Hampton Inn, Chelsea from our partners in the venture. The purchase price allocated to the property of the Hampton Inn, Chelsea represents the historical cost of the property, net of accumulated depreciation, of our original 33.333% interest in the property and the fair value of the 66.667% interest in the property being acquired. The pro forma adjustment reflects the depreciation expense incurred on the allocated value of the property in excess of the depreciation included in the historical statement of operations for the Hampton Inn, Chelsea and is as follows:

			Depreciation
Assets Acquired	Fair Value	Life	Expense
Land	$4,780	N/A	$—
Building and Improvements	35,199	40	880
FF&E	4,722	5	944

Total			1,824
Less: Hampton Inn, Chelsea historical depreciation			(1,035)

Pro Forma Adjustment			$789

(D)	Represents the adjustment to reflect the estimated interest expense for newly issued debt on two properties in the KW Portfolio, the Hawthorne Suites, Franklin and the Comfort Inn, North Dartmouth, net of interest expense included in the historical statement of operations for the KW Portfolio for these two properties. The $9,020 in debt associated with the Residence Inn, North Dartmouth, the remaining property in the KW Portfolio, and the $9,596 in debt associated with the Residence Inn, Tyson’s Corner was assumed at acquisition and therefore no interest expense adjustment is necessary. Debt included in the historical financial statements for the Hawthorne Suites, Franklin and the Comfort Inn, North Dartmouth was paid down on the date of acquisition. The pro forma adjustment is as follows:

	Principal	Interest Rate	Interest Expense
Hawthorne Suites, Franklin	$8,500	6.40%	$544
Comfort Inn, North Dartmouth	3,225	6.55%	211

			755
Less: historical interest expense			(653)

Pro Forma Adjustment			$102

Adjustment also represents amortization of $34 for the discount recorded on debt with a below market rate of interest assumed in the acquisition of the KW Portfolio. The stated rate of interest on the debt is 5.67%. Including amortization of the discount, the effective rate of interest is 6.20%. A discount of $354 was recorded and is being amortized over the life of the debt.

The acquisitions of the Residence Inn, Tyson’s Corner and the KW Portfolio, and the proposed acquisition of the Hampton Inn, Chelsea, were financed with borrowings under our line of credit facility. This adjustment also reflects the adjustment for the estimated interest expense on proceeds from these borrowings under the line of credit facility to finance the acquisitions. The line of credit bears interest at the Wall Street Journal Prime Rate less 0.50%. The pro forma adjustment is as follows:

		Weighted
		Average
	Principal	Interest Rate	Interest Expense
Line of Credit	$48,353	5.69%	$2,752
(E)	Represents adjustment to remove $506 of income from investment in unconsolidated joint ventures for the Hampton Inn, Chelsea which was included in our historical statement of operations.

(F)	Represents minority interest allocable to holders of units of limited partnership interest in our operating partnership, HHLP. The cumulative minority interest effect of the acquisition of our interest in the Residence Inn, Tyson’s Corner; the KW Portfolio, and the Hampton Inn, Chelsea is calculated by using the weighted average minority interest percentage of 12.3% for year ended December 31, 2005, as follows:

Increase in historical Hersha income allocated to HHLP unit holders
Residence Inn, Tysons Corner	568
KW Portfolio	206
Hampton Inn, Chelsea	1,381

Total	2,155
Minority interest percentage	12.3%

Pro forma adjustment		$(265)

Minority interest in pro forma adjustments
Depreciation pro forma adjustment	(1,253)
Interest expense pro forma adjustment	(2,888)
Historical income from investment in Hampton Inn, Chelsea	(506)

Total pro forma adjustments	(4,647)
Minority interest percentage	12.3%

Pro forma adjustment		571

Total pro forma adjustments for minority interest due to HHLP unit holders		$306

Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2006
(Unaudited, Dollar Amounts in Thousands Except per Share Data)
     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2006 is presented as if the acquisition of our interest in the Residence Inn, Tyson’s Corner; the KW Portfolio; and the Hampton Inn, Chelsea had been consummated and as of January 1, 2005.
     This pro forma consolidated statement should be read in conjunction with the Hersha unaudited financial statements for the six months ended June 30, 2006 included in our Form 10-Q; and the TCVA Realty, LLC; the KW Hotel Group; and the HT/CNL Metro Hotels LLC unaudited financial statements for the year ended December 31, 2005, three months ended March 31, 2006 and six months ended June 30, 2006, respectively, and notes thereto included elsewhere in this Form 8-K. In management’s opinion, adjustments necessary to reflect the effects of the acquisitions have been made based on management’s best estimate.
     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such acquisition had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods.

	For the Six Months Ended June 30, 2006
	(G)	(H)	(H)	(H)
		Residence Inn
	Historical	Tyson’s Corner	KW Portfolio	Hampton Inn Chelsea		Combined	Adjustments		Pro Forma
Revenue:
Hotel Operating Revenues	$62,084	$335	$1,884	$4,094		$68,397	$—		$68,397

Total Revenue	62,084	335	1,884	4,094		68,397	—		68,397
Operating Expenses:
Hotel Operating Expenses	37,350	183	1,404	1,979		40,916	—		40,916
Land Lease	378	—	—	—		378	—		378
Real Estate and Personal Property Taxes and Property Insurance	2,947	14	128	290		3,379	—		3,379
General and Administrative	2,976	—	—	14	(2)	2,990	—		2,990
Depreciation and Amortization	8,405	36	329	528	(1)	9,298	535	(I)	9,833

Total Operating Expenses	52,056	233	1,861	2,811		56,961	535		57,496

Operating Income (Loss)	10,028	102	23	1,283		11,436	(535)		10,901

Interest Income	480	—	—	—		480	—		480
Interest Income — Secured Loans Related Party	723	—	—	—		723	—		723
Other Revenue	424	—	—	—		424	—		424
Interest Expense	(11,541)	(54)	(391)	(696)	(1)	(12,682)	(1,332)	(J)	(14,014)
Debt Extinguishment	(1,163)	—	—	—		(1,163)	—		(1,163)

Income (Loss) from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	(1,049)	48	(368)	587		(782)	(1,867)		(2,649)
Income from Unconsolidated Joint Venture Investments	(341)	—	—	—		(341)	(231)	(K)	(572)

Income (Loss) from continuing operations before distributions to preferred unit holders and minority interests	(1,390)	48	(368)	587		(1,123)	(2,098)		(3,221)
Loss Allocated to Minority Interest in Continuing Operations	(325)	—	—	—		(325)	(232)	(L)	(557)

Income (Loss) from Continuing Operations	(1,065)	48	(368)	587		$(798)	$(1,866)		$(2,664)

Preferred Distributions	2,400	—	—	—		2,400	—		2,400

Income (Loss) from Continuing Operations applicable to Common Shareholders	$(3,465)	$48	$(368)	$587		$(3,198)	$(1,866)		$(5,064)

Earnings Per Share from Continuing Operations applicable to Common Shareholders
Basic	$(0.15)								$(0.22)

Diluted	$(0.15)								$(0.22)

Weighted Average Common Shares Outstanding
Basic	22,903,225								22,903,225
Diluted	22,903,225								22,903,225

(1)	The amortization of loan costs is included in the interest expense line item for this pro forma consolidated statement, while included in amortization expense per the Consolidated Statements of Operations for HT/CNL Metro Hotels LLC in Exhibit 99.3.

(2)	The income tax expense presented in the Consolidated Statements of Operations for HT/CNL Metro Hotels LLC in Exhibit 99.3 is included in the General and Administrative line item per this pro forma consolidated statement.

HERSHA HOSPITALITY TRUST
Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2006
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(G)	Represents Hersha’s Consolidated Statement of Operations for the year ended June 30, 2006 as filed on Form 10-K, excluding discontinued operations.

(H)	Represents the historical statement of operations for the Residence Inn, Tyson’s Corner; the KW Portfolio; and the Hampton Inn, Chelsea for the six months ended June 30, 2006 included elsewhere in this Form 8-K, included in the financial statements of TCVA Realty, LLC; KW Hotel Group; and HT/CNL Metro Hotels LLC.

(I)	Represents the adjustment to reflect the estimated depreciation on property of the Residence Inn, Tyson’s Corner; the KW Portfolio; and the Hampton Inn, Chelsea after the allocation of purchase price, net of the amounts recorded for depreciation in the historical statement of operations. Depreciation and amortization are computed using the straight-line method and are based upon the estimated useful life of the asset.

The purchase price amounts used in these pro forma statements are subject to change, and allocation adjustments made to the fixed asset captions could result in a change in depreciation expense made in future financial statement filings.

We acquired a 100% interest in the Residence Inn, Tyson’s Corner. The purchase price allocated to the property of the Residence Inn, Tyson’s Corner represents the fair value of the property. The pro forma adjustment reflects the depreciation expense incurred on the fair value of the property in excess of the depreciation included in the historical statement of operations for the Residence Inn Tyson’s Corner and is as follows:

			Depreciation
Assets Acquired	Fair Value	Life	Expense
Land	$11,233	N/A	$—
Building and Improvements	7,306	40	16
FF&E	1,390	5	23

Total			39
Less: Residence Inn, Tyson’s Corner historical depreciation			(35)

Pro Forma Adjustment			$4

We acquired a 100% interest in the KW Portfolio. The purchase price allocated to the property of the KW Portfolio represents fair value of the property. The pro forma adjustment reflects the depreciation expense incurred on the fair value of the property in excess of the depreciation included in the historical statement of operations for the KW Portfolio and is as follows:

Assets Acquired	Fair Value	Life	Depreciation Expense
Land	$4,708	N/A	$—
Building and Improvements	22,862	40	191
FF&E	3,918	5	261

Total			452
Less: KW Portfolio historical depreciation			(309)

Pro Forma Adjustment			$143

We intend to acquire the remaining 66.667% interest in the Hampton Inn, Chelsea from our partners in the venture. The purchase price allocated to the property of the Hampton Inn, Chelsea represents the historical cost of the property, net of accumulated depreciation, of our original 33.333% interest in the property and the fair value of the 66.667% interest in the property being acquired. The pro forma adjustment reflects the depreciation expense incurred on the allocated value of the property in excess of the depreciation included in the historical statement of operations for the Hampton Inn, Chelsea and is as follows:

			Depreciation
Assets Acquired	Fair Value	Life	Expense
Land	$4,780	N/A	$—
Building and Improvements	35,199	40	440
FF&E	4,722	5	472

Total			912
Less: Hampton Inn, Chelsea historical depreciation			(524)

Pro Forma Adjustment			$388

(J)	Represents the adjustment to reflect the estimated interest expense for newly issued debt on two properties in the KW Portfolio, the Hawthorne Suites, Franklin and the Comfort Inn, North Dartmouth, net of interest expense included in the historical statement of operations for the KW Portfolio for these two properties. The $9,020 in debt associated with the Residence Inn, North Dartmouth, the remaining property in the KW Portfolio, and the $9,596 in debt associated with the Residence Inn, Tyson’s Corner was assumed at acquisition and therefore no interest expense adjustment is necessary. Debt included in the historical financial statements for the Hawthorne Suites, Franklin and the Comfort Inn, North Dartmouth was paid down on the date of acquisition. The pro forma adjustment is as follows:

	Principal	Interest Rate	Interest Expense
Hawthorne Suites, Franklin	$8,500	6.40%	$182
Comfort Inn, North Dartmouth	3,225	6.55%	70

			252
Less: historical interest expense			(218)

Pro Forma Adjustment			$34

Adjustment also represents amortization of $17 for the discount recorded on debt with a below market rate of interest assumed in the acquisition of the KW Portfolio. The stated rate of interest on the debt is 5.67%. Including amortization of the discount, the effective rate of interest is 6.20%. A discount of $354 was recorded and is being amortized over the life of the debt.

The acquisitions of the Residence Inn, Tyson’s Corner and the KW Portfolio, and the proposed acquisition of the Hampton Inn, Chelsea, were financed with borrowings under our line of credit facility. This adjustment also reflects the adjustment for the estimated interest expense on proceeds from these borrowings under the line of credit facility to finance the acquisitions. The interest expense adjustment shown below was computed based on the weighted average interest rate at the date of closing for each acquisition. The line of credit bears interest at the Wall Street Journal Prime Rate less 0.50%. The pro forma adjustment is as follows:

		Weighted
		Average
	Principal	Interest Rate	Interest Expense
Line of Credit:
Residence Inn, Tyson’s Corner	$10,098	6.77%	$57
KW Portfolio	11,656	7.00%	272
Hampton Inn, Chelsea	26,599	7.16%	952

			$1,281

(K)	Represents adjustment to remove $231 of income from investment in unconsolidated joint ventures for the Hampton Inn, Chelsea which was included in our historical statement of operations.

(L)	Represents minority interest allocable to holders of units of limited partnership interest in our operating partnership, HHLP. The cumulative minority interest effect of the acquisition of our interest in the Residence Inn, Tyson’s Corner; the KW Portfolio, and the Hampton Inn, Chelsea is calculated by using the weighted average minority interest percentage of 12.7% for year ended December 31, 2005, as follows:

Increase in historical Hersha income allocated to HHLP unit holders
Residence Inn, Tysons Corner	$48
KW Portfolio	(368)
Hampton Inn, Chelsea	587

Total	267
Minority interest percentage	12.7%

Pro forma adjustment		$(34)

Minority interest in pro forma adjustments
Depreciation pro forma adjustment	(535)
Interest expense pro forma adjustment	(1,332)
historical income from investment in Hampton Inn, Chelsea	(231)

Total pro forma adjustments	(2,098)
Minority interest percentage	12.7%

Pro forma adjustment		266

Total pro forma adjustments for minority interest due to HHLP unit holders		$232